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                                                               Exhibit 99.3

                              OFFICER'S CERTIFICATE
                             PURSUANT TO SECTION 302

                                  CERTIFICATION

         I, Patricia Durante, certify that:

          1. I have reviewed this annual report on the Amendment No. 2 to Form 10-KSB of Health Express USA Inc.;

          2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

          3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of Health Express as of, and for, the periods presented in this annual report;

          4. Health Express' other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for Health Express and we have:

               a) designed such disclosure controls and procedures to ensure that material information relating to Health Express, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

               b) evaluated the effectiveness of Health Express' disclosure controls and procedures as of a date within 90 days prior to the filing date of this annual report (the "Evaluation Date"); and

               c) presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

          5. Health Express' other certifying officers and I have disclosed, based on our most recent evaluation, to Health Express' auditors and the audit committee of Health Express' board of directors (or persons performing the equivalent function):

               a) all significant deficiencies in the design or operation of internal controls which could adversely affect Health Express' ability to record, process, summarize and report financial data and have identified for Health Express' auditors any material weaknesses in internal controls; and

               b) any fraud, whether or not material, that involves management or other employees who have a significant role in Health Express' internal controls; and

          6 Health Express' other certifying officers and I have indicated in this annual report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


Date: June 20, 2003

                                                    By: /s/ Patricia Durante
                                                    ----------------------------
                                                       Patricia Durante,
                                                       Chief Executive Officer

                                      C-1

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